UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

YUNHONG CTI LTD.

(Exact name of registrant as specified in charter)

Illinois	000-23115	36-2848943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22160 N. Pepper Road Lake Barrington, IL 60010

(Address of principal executive offices) (Zip Code)

(847) 382-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTIB	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 –     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard;

As previously reported in a Current Report on Form 8-K filed on December 28, 2020, Yunhong CTI Ltd. (the “Company”), received a notice (the “Noncompliance Notice”) of failure to satisfy a continued listing standard from Nasdaq under Listing Rule 5550(b)(1) (the “Listing Rule”). The Noncompliance Notice indicated that the Company failed to meet the minimum equity standard of $2,500,000, since the Company’s Form 10-Q for the period ended September 30, 2020 disclosed shareholders’ equity of $1,733,013. The Company had 45 days to submit a plan to regain compliance and timely submitted its plan, resulting in Nasdaq granting up to 180 calendar days from the date of the Noncompliance Notice to evidence compliance and to avoid the eventual de-listing of the Company’s common stock, ticker symbol “CTIB”, from Nasdaq.

On May 25, 2021, the Company received a notice (the “Compliance Notice”) from Nasdaq confirming that, based on the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2021, filed on May 24, 2021, reporting stockholders’ equity of $3,823,035, Nasdaq has determined that the Company is in compliance with the Listing Rule, and that Nasdaq considers the matter closed.

The foregoing summaries of the Noncompliance Notice and the Compliance Notice are qualified in their entirety by the text of the Noncompliance Notice and the Compliance Notice, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item No. 9.01 – Financial Statements and Exhibits

Exhibit No.	Exhibit

99.1	Notice from Nasdaq, dated December 21, 2020 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated December 28, 2020)
99.2	Notice from Nasdaq, dated May 25, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2021

YUNHONG CTI LTD.

By:	/s/ Jennifer Connerty
Jennifer Connerty
Chief Financial Officer